UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 18, 2006

(Date of Earliest Event Reported)

KYPHON INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	Commission File:	77-0366069
(State or Other Jurisdiction of Incorporation or Organization)	000-49804	(I.R.S. Employer Identification No.)

1221 Crossman Avenue

Sunnyvale, California 94089

(Address of Principal Executive Offices)

(408) 548-6500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Employment Letter

Pursuant to the appointment of Maureen L. Lamb as Vice President, Chief Financial Officer and Treasurer of Kyphon Inc. (“Kyphon”), as described below, Ms. Lamb and Kyphon entered into an employment letter (the “Employment Letter”). Under the terms of the Employment Letter, Ms. Lamb will receive an annual base salary of $280,000 and a signing bonus of $25,000. Ms. Lamb will be eligible to receive an annual bonus under our Key Contributor Incentive Plan at a target level equal to 30% of her base salary, and a quarterly bonus under our Variable Incentive Plan at a target level equal to 5% of her base salary. In addition, under the terms of the Employment Letter, Ms. Lamb will receive an option grant to purchase 100,000 shares of common stock, subject to the terms and conditions, including with respect to vesting, under Kyphon’s 2002 Stock Plan. Ms. Lamb will also be eligible for certain employee benefits, as set forth more fully in the Employment Letter.

A copy of the Employment Letter is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Severance Agreement

Pursuant to the appointment of Ms. Lamb as Kyphon’s Vice President, Chief Financial Officer and Treasurer, as described below, Ms. Lamb and Kyphon entered into a Severance Agreement (the “Severance Agreement”). The Severance Agreement provides that if Ms. Lamb’s employment is terminated in certain circumstances, Ms. Lamb will be entitled to certain severance payments, the continuation of certain benefits and acceleration of vesting on any outstanding equity awards, as detailed more fully in the Severance Agreement.

A copy of the Severance Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this item. As described above, Kyphon has appointed Maureen L. Lamb as Vice President, Chief Financial Officer and Treasurer, effective as of September 15, 2006. Ms. Lamb, 45, served as Chief Financial Officer of Photon Dynamics, Inc. from May 2005 to September 2006, and from August 1994 to May 2005, she held several senior financial management positions at KLA-Tencor, including serving as its Vice President of Finance from July 2000 through May 2005.

Item 8.01. Other Events

On September 18, 2006, Kyphon issued a press release announcing that it has appointed Maureen L. Lamb as its Vice President, Chief Financial Officer and Treasurer, and that effective September 25, 2006, Alexandre M. DiNello will join Kyphon as Vice President, Research & Development.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Letter dated September 1, 2006.

10.2	Severance Agreement, dated September 20, 2006

99.1	Press Release dated September 18, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2006

KYPHON INC.

By:	/s/ RICHARD W. MOTT
Richard W. Mott
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Letter dated September 1, 2006

10.2	Severance Agreement, dated September 20, 2006

99.1	Press Release dated September 18, 2006